Exhibit 99.2

ChampionsGate Acquisition Corporation Announces Closing of $74,750,000 Initial Public Offering

May 29, 2025 - Monterey, CA, --(GLOBE NEWSWIRE) -- ChampionsGate Acquisition Corporation (Nasdaq: CHPGU), a Cayman Islands exempted company (the “Company”), today announced that it closed its initial public offering of 7,475,000 units at $10.00 per unit, which includes the full exercise of the underwriter’s over-allotment option. The gross proceeds from the offering were $74.75 million before deducting underwriting discounts and estimated offering expenses. The units began trading on the Nasdaq Global Market (“Nasdaq”) under the ticker symbol “CHPGU” on May 28, 2025.

The Company is a blank check company sponsored by ST Sponsor Limited (the “Sponsor”), a Cayman Islands exempted company, formed for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

Each unit consists of one Class A ordinary share, par value $0.0001 per share (a “Class A Ordinary Share”), and one right (a “Right”). Each Right entitles the holder to receive one-eighth of one Class A Ordinary Share at the closing of the initial business combination of the Company. Once the securities comprising the units begin separate trading, the Class A Ordinary Shares and the Rights are expected to be listed on Nasdaq under the symbols “CHPG” and “CHPGR”, respectively.

Clear Street LLC (“Clear Street”) acted as the sole book-running manager in the offering.

FocalPoint Asia acted as the exclusive advisor to the Sponsor.

Robinson & Cole LLP served as legal counsel to the Company. Winston & Strawn LLP served as legal counsel to Clear Street.

The offering was made only by means of a prospectus, copies of which may be obtained from Clear Street, Attn: Syndicate Department, 150 Greenwich Street, 45th floor, New York, NY 10007, or by email at ecm@clearstreet.io.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission (“SEC”) on May 14, 2025.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No securities regulatory authority has either approved or disapproved of the contents of this press release.

About ChampionsGate Acquisition Corporation

ChampionsGate Acquisition Corporation is a blank check company incorporated in the Cayman Islands as an exempted company with limited liability for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. No assurance can be given that the offering discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the registration statement and related preliminary prospectus filed by the Company with the SEC in connection with the Company’s initial public offering. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Contact Information:

ChampionsGate Acquisition Corporation

Bala Padmakumar

Chairman, Chief Executive Officer, and Director

419 Webster Street

Monterey, CA 93940

Email: bala@championsgate.biz